Exhibit 10.1

SIXTH AMENDMENT TO  CREDIT AGREEMENT

This Sixth Amendment to Credit Agreement (this “Sixth Amendment”) is made as of November 29, 2007, by and among GLOBAL OPERATING LLC, a Delaware limited liability company (“OLLC”), GLOBAL COMPANIES LLC, a Delaware limited liability company (“Global”), GLOBAL MONTELLO GROUP CORP., a Delaware corporation (“Montello”), GLEN HES CORP., a Delaware corporation (“Glen Hes”), CHELSEA SANDWICH LLC, a Delaware limited liability company (“Sandwich” and, collectively with OLLC, Global, Glen Hes and Montello, the “Borrowers” and each a “Borrower”), GLOBAL PARTNERS LP, a Delaware limited partnership (the “MLP”), GLOBAL GP LLC, a Delaware limited liability company (the “GP” and, collectively with the MLP, the “Initial Guarantors and each individually, an “Initial Guarantor”), each “Lender” (as such term is defined in the Credit Agreement referred to below) (collectively, the “Lenders” and each individually, a “Lender”) party hereto  and Bank of America, N.A. as Administrative Agent and L/C Issuer (as each such term is defined in the Credit Agreement), amending certain provisions of that certain Credit Agreement dated as of October 4, 2005 (as amended and in effect from time to time, the “Credit Agreement”) by and among the Borrowers, the Initial Guarantors, the Lenders, the Administrative Agent and the L/C Issuer. Terms not otherwise defined in the Credit Agreement shall have the same respective meanings herein as therein.

WHEREAS, the Loan Parties, the Lenders, the Administrative Agent and the L/C Issuer desire to amend certain provisions of the Credit Agreement as provided more fully herein below;

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

§1.  Amendment to Section 1 of the Credit Agreement.  The definition of “Initial WC Total Revolver Commitment” contained in Section 1.1 of the Credit Agreement is hereby amended deleting the words “as the same may be reduced in accordance with the terms hereof” and substituting in place thereof the words “as the same may be increased in accordance with the provisions of Section 2.13 hereof or reduced in accordance with the terms hereof”.

§2.  Amendment to Section 2 of the Credit Agreement.  Section 2 of the Credit Agreement is hereby amended by as follows:

(a)                                  Section 2.8(b) of the Credit Agreement is hereby amended by deleting Section 2.8(b) in its entirety and restating it as follows:

(b)                                 Facility Fee. The Borrowers jointly and severally shall pay to the Administrative Agent for the account of each Lender in accordance with the dollar amount each Lender has committed in respect of each increase in the Total WC Revolver Commitment as a result of Sections 2.1(a)(ii) and (iii) (each, a Lender’s “Seasonal Overline Commitment Amount”), a facility fee equal to ten (10) basis points per annum on the average daily amount of the Seasonal Overline Commitment Amount during each calendar month or portion thereof in each applicable Seasonal Overline Period, commencing September 1, 2005 to the Maturity Date that has not been requested by the Borrowers pursuant to Sections 2.1(a)(ii) and (iii) hereof. The facility fee shall be payable monthly in arrears on the last day of each calendar month in the applicable Seasonal Overline Period for the calendar month then ending, with the first such payment to be made hereunder on September 30, 2005, and a final payment on the Maturity Date.

(b)                                 2.13(a) of the Credit Agreement is hereby amended by deleting Section 2.13(a) in its entirety and restating it as follows:

(a)                                  Request for Increase. Provided there exists no Default or Event of Default, upon notice to the Administrative Agent (which shall promptly notify the Lenders), the Borrower may from time to time request an increase in the Total Acquisition Commitment and/or the Total WC Revolver Commitment by an amount (for all such requests) not exceeding $50,000,000 in the case of the Total Acquisition Commitment and $200,000,000 in the case of the Total WC Revolver Commitment (provided, the Borrowers have already requested and received an increase in the Total WC Revolver Commitment of $100,000,000 such that only $100,000,000 of such $200,000,000 remains available); provided that any such request for an increase shall be in a minimum amount of $5,000,000. At the time of sending such notice, the Borrower (in consultation with the Administrative Agent) shall specify whether the Borrower is requesting an increase in the Total Acquisition Commitment, the Total WC Revolver Commitment or both, and the time period within which each Lender is requested to respond (which shall in no event be less than five Business Days from the date of delivery of such notice to the Lenders).

§3.  Assignments.Upon the effectiveness of this Sixth Amendment, certain Lenders (collectively, the “Assignors”) will be assigning to certain other Lenders (collectively, the “Assignees”) a portion of such Assignor’s WC Revolver Commitment. The parties hereto hereby agree that upon the effective date hereof Schedule 2.1 of the Credit Agreement will be amended by deleting such schedule in its entirety and replacing it with the Schedule 2.1 attached hereto reflecting such assignments and the Lenders shall make such allocations among themselves such that after giving effect to this Sixth Amendment each such Lender’s outstanding WC Revolver Loans shall not exceed such Lender’s Applicable Percentage of the Total WC Revolver Commitment and no assignment fee shall be required to be paid by any Lender as a result of any reallocation required hereunder.

§4.  Conditions to Effectiveness.This Sixth Amendment will become effective as of the date hereof upon receipt by the Administrative Agent of the following:

(a)                                  fully-executed original counterparts of this Sixth Amendment executed by the Loan Parties, the Administrative Agent and the required Lenders; and

(b)                                 receipt by the Administrative Agent for the account of the Lenders of the amendment fee provided for in the fee letter dated as of the date hereof among the Borrowers and the Administrative Agent.

§5.                               Representations and Warranties. Each of the Loan Parties hereby repeats, on and as of the date hereof, each of the representations and warranties made by it in Article V of the Credit Agreement except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that for purposes of this §3, the representations and warranties contained in subsections (a) and (b) of Section 5.5 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.1 of the Credit Agreement, provided, that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby. In addition, each of the Loan Parties hereby represents and warrants that the execution and delivery by such Loan Party of this Sixth Amendment and the performance by each such Loan Party of all of its agreements and obligations under the Credit Agreement as amended hereby and the other Loan Documents to which it is a party are within the corporate, partnership and/or limited liability company authority of each of the Loan Parties and have been duly authorized by all necessary corporate, partnership and/or membership action on the part of each of the Loan Parties.

§6.                               Ratification, Etc. Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this Sixth Amendment shall be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

§7.                               No Waiver. Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Loan Parties or any rights of the Administrative Agent, the L/C Issuer or the Lenders consequent thereon.

§8.                               Counterparts. This Sixth Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

§9.                               Severability. If any provision of this Sixth Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Sixth Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

§10.                        Governing Law. THIS SIXTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).

IN WITNESS WHEREOF, the parties hereto have executed this Sixth Amendment as a document under seal as of the date first above written.

GLOBAL OPERATING LLC
By: Global Partners LP, its sole member
By: Global GP LLC, its general partner

By:	/s/ Charles Rudinsky
Title:	Executive Vice President, Treasurer &
Chief Accounting Officer

GLOBAL COMPANIES LLC
By: Global Operating LLC, its sole member
By: Global Partners LP, its sole member
By: Global GP LLC, its general partner

By:	/s/ Charles Rudinsky
Title:	Executive Vice President, Treasurer &
Chief Accounting Officer

GLOBAL MONTELLO GROUP CORP.

By:	/s/ Charles Rudinsky
Title:	Executive Vice President, Treasurer &
Chief Accounting Officer

GLEN HES CORP.

By:	/s/ Charles Rudinsky
Title:	Executive Vice President, Treasurer &
Chief Accounting Officer

CHELSEA SANDWICH LLC
By: Global Operating LLC, its sole member
By: Global Partners LP, its sole member
By: Global GP LLC, its general partner

By:	/s/ Charles Rudinsky
Title:	Executive Vice President, Treasurer &
Chief Accounting Officer

BANK OF AMERICA, N.A., as
Administrative Agent

By:	/s/ Todd MacNeill
Title:	Vice Pesident

BANK OF AMERICA, N.A., as
a Lender and L/C Issuer

By:	/s/ Christen A. Lacey
Title:	Principal

STANDARD CHARTERED BANK, as
a Lender

By:	/s/ Patricia Doyle
Title:	Director

JPMORGAN CHASE BANK, N.A., as
a Lender

By:	/s/ John M. Hariaczyi
Title:	Vice President

SOCIETE GENERALE, as a Lender

By:	/s/ Barbara Paulsen
Title:	Managing Director

By:	/s/ Emmanuel Chesneau
Title:	Managing Director

RBS CITIZENS, N.A.,
as a Lender

By:	/s/ Marina E. Grossi
Title: Senior Vice President

SOVEREIGN BANK, as a Lender

By:	/s/ Robert Lanigan
Title: Senior Vice President

FORTIS CAPITAL CORP., as a Lender

By:	/s/ Kimberly Oates
Title:	Director

By:	/s/ Maria Jefsen
Title:

WEBSTER BANK NATIONAL
ASSOCIATION, as a Lender

By:	/s/ Richard A. O’Brien
Title:	Senior Vice President

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Keven D. Smith
Title: Senior Vice President

TD BANKNORTH, N.A.,
as a Lender

By:	/s/ John Mercier
Title: Senior Vice President

WELLS FARGO BANK, N.A.
as a Lender

By:	/s/ Michael W. Sweeney
Title: Vice President

WACHOVIA BANK,
NATIONAL ASSOCIATION
as a Lender

By:	/s/ Daniel M. Grondin
Title: Senior Vice President

CALYON NEW YORK BRANCH
as a Lender

By:	/s/ Mark Lvoff
Title:	Managing Director

By:	/s/ David Fiderer
Title:	Director

RATIFICATION OF GUARANTY

Each of the undersigned guarantors (each a “Guarantor”) hereby acknowledges and consents to the foregoing Sixth Amendment as of November 29, 2007, and agrees that the Guaranty dated as of October 4, 2005 (as amended and in effect from time to time, the “Guaranty”) from each of the undersigned Guarantors remains in full force and effect, and each of the Guarantors confirms and ratifies all of its obligations thereunder. Notwithstanding anything to the contrary contained herein, the parties thereto hereby acknowledge, agree and confirm that as of the date hereof, the Guaranty remains in full force and effect.

GLOBAL PARTNERS LP
By: Global GP LLC, its general partner

By:	/s/ Charles Rudinsky
Title:	Executive Vice President, Treasurer &
Chief Accounting Officer

GLOBAL GP LLC

By:	/s/ Charles Rudinsky
Title:	Executive Vice President, Treasurer &
Chief Accounting Officer